TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”)

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of TIAA

Levels 1, 2, 3, 4

SUPPLEMENT NO. 1

Dated June 13, 2022 to the TIAA Access Prospectus, TIAA Access Summary Prospectus For New Investors and TIAA Access Updating Summary Prospectus (collectively, the “TIAA Access Prospectuses”) each dated May 1, 2022. Please keep this supplement with your TIAA Access prospectus for future reference. Please note that you may only invest in those investment accounts available under the terms of your employer’s plan.

This supplement amends certain disclosures to Appendix A in the TIAA Access Prospectuses for the purposes of informing contractholders of certain changes to the following funds.

1.

Effective June 14, 2022, the share class of the Vanguard Extended Market Index Fund will change from the Institutional shares to a lower expense share class, the Institutional Plus shares. Accordingly, this change in Appendix A is reflected as follows:

			Average Annual Total Returns (12/31/21)
Type	Fund and Adviser/Subadviser[1]	Current Expenses	One year	Five year	Ten year
Index	Vanguard® Extended Market Index Fund (Institutional Plus Shares) The Vanguard Group, Inc.	0.04%	12.48%	15.32%	15.01%

2.	The current expenses for the BlackRock Inflation Protected Bond Fund in Appendix A are deleted and replaced as follows:

			Average Annual Total Returns (12/31/21)
Type	Fund and Adviser/Subadviser[1]	Current Expenses	One year	Five year	Ten year
Fixed Income	BlackRock Inflation Protected Bond Fund (Class K)[1]	0.30%[2]	5.80%	5.35%	2.99%

[1]	If the name of the adviser or sub-adviser is not listed, it is because the name is incorporated into the name of the fund or the fund company.
[2]	The fund’s annual expenses reflect temporary fee reductions.

A41261 (6/22)